UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2013

VALUEVISION MEDIA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 19, 2013, the shareholders of ValueVision Media, Inc. (the “Company”) approved an amendment to the Company’s 2011 Omnibus Incentive Plan (the “Plan”) to increase by 3,000,000 shares of common stock the number of shares issuable under the Plan. The amendment to the Plan was recommended by the Company’s compensation committee and adopted by the Company’s board of directors, subject to shareholder approval. All employees (including the Company’s named executive officers), consultants and advisors of the Company or any subsidiary, as well as all non-employee directors of the Company, are eligible to receive awards under the Plan. The full text of the Plan is set forth in Appendix A to the Company’s Proxy Statement for its 2013 Annual Meeting of Shareholders (the “Proxy Statement”) and a description of the Plan contained in the portion of the Proxy Statement captioned “Proposal #4 Approval of an Amendment to the ValueVision Media, Inc. 2011 Omnibus Incentive Plan to Increase by 3,000,000 the Number of Shares Issuable Under the Plan” is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on June 19, 2013. The final voting results and the votes used to determine the results for each proposal brought before the meeting were as follows:

1.	A proposal to elect seven members to the Company’s board of directors. Each of the following directors were elected based on the votes listed below:

Nominee	For	Withheld	Broker Non-Votes
John D. Buck	25,814,721	2,586,352	15,262,714
Jill R. Botway	27,531,405	869,668	15,262,714
William F. Evans	27,521,674	879,399	15,262,714
Sean F. Orr	27,532,804	868,269	15,262,714
Robert S. Pick	27,533,879	867,194	15,262,714
Randy S. Ronning	27,520,653	880,420	15,262,714
Keith R. Stewart	27,500,504	900,569	15,262,714

2.	A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014. The proposal obtained approval based on the following vote:

For	Against	Abstain
43,520,741	19,543	123,503

3.	A proposal to approve, on an advisory basis, the 2012 compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The proposal obtained advisory approval based on the following vote:

For	Against	Abstain	Broker Non-Votes
25,937,971	1,980,505	482,597	15,262,714

4.	A proposal to approve an amendment to the Plan to increase the number of shares issuable under the Plan. The proposal obtained approval based on the following vote:

For	Against	Abstain	Broker Non-Votes
21,871,887	6,195,762	333,424	15,262,714

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

10.1	ValueVision Media, Inc. 2011 Omnibus Incentive Plan, as amended (incorporated by reference to Appendix A to the Company’s Proxy Statement filed on May 9, 2013).†

†	Management compensatory plan/arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUEVISION MEDIA, INC.

Date: June 21, 2013	/s/ Teresa Dery
Teresa Dery
Senior Vice President and General Counsel

EXHIBIT INDEX

No.	Description	Method of Filing

10.1	ValueVision Media, Inc. 2011 Omnibus Incentive Plan, as amended.	Incorporated by reference†

†	Management compensatory plan/arrangement.